Exhibit 99.1

RenovoRx Appoints Angela Gill Nelms as

Chief Operating Officer

Los Altos, CA, September 19, 2022 - RenovoRx, Inc. (Nasdaq: RNXT), a biopharmaceutical company focused on the localized treatment of difficult-to-treat solid tumors through its proprietary RenovoRx Trans-Arterial Micro-Perfusion (RenovoTAMP™) therapy platform, today announced that Angela Gill Nelms has joined the company as Chief Operating Officer (“COO”).

“Angela is a growth-oriented operational leader with experience in clinical trial management, a proven track record for driving innovation, and building high-functioning teams,” said Shaun Bagai, CEO of RenovoRx. “Today, we are laser-focused on advancing our Phase 3 TIGeR-PaC clinical trial, launching our Phase 2/3 clinical trial in extrahepatic cholangiocarcinoma, and expanding our clinical pipeline to fight difficult-to-treat cancers via our innovative therapy platform. Angela is the ideal leader to step in as COO at this pivotal juncture in RenovoRx’s dynamic trajectory.”

Ms. Nelms is an accomplished leader with diverse experience including as a company founder, entrepreneur, board member, research professional, medical device technologist, and educator. She previously served as COO at Florence Healthcare, a company that streamlines clinical trial management through web-based solutions. As COO, Ms. Nelms led operational and product direction for the company and grew the business to support more than 10,000 clinical researchers in 44 countries. Additionally, during her tenure, the company grew from four to over 100 employees. Ms. Nelms earned a Bachelor of Science in Biomedical Engineering from the College of Engineering at the Georgia Institute of Technology. In April 2022, she was inducted into the College’s Academy of Distinguished Engineering Alumni.

Mr. Bagai added, “In July, we expanded our finance team with the addition of James Ahlers, CFO, and Ron Kocak, Vice President and Controller. With the addition of Angela, we are rounding out our leadership team, to accelerate our stated mission to build RenovoRx into a leader in oncology therapy.”

Ms. Nelms commented, “With the RenovoRx therapy platform, our team has the potential to disrupt cancer treatment, and potentially extend patient survival and improve their quality of life. I am excited to join the team as we prepare for the most significant clinical milestone to date: the first prospective interim analysis for the pivotal Phase 3 TIGeR-PaC study – which is expected in the fourth quarter of this year.”

About RenovoRx, Inc.

RenovoRx is a clinical-stage biopharmaceutical company focused on fighting cancer through the localized treatment of difficult to treat tumors via its proprietary RenovoRx Trans-Arterial Micro-Perfusion (RenovoTAMP™) therapy platform. RenovoTAMP utilizes approved chemotherapeutics with validated mechanisms of action and well-established safety and side effect profiles, with the goal of increasing their efficacy, improving their safety, and widening their therapeutic window. RenovoRx’s lead product candidate, RenovoGem™, is a combination of gemcitabine and our patented delivery system, RenovoCath®, and is regulated by the FDA as a novel oncology drug product to treat unresectable locally advanced pancreatic cancer (LAPC). RenovoGem is currently being studied in the Phase 3 TIGeR-PaC trial for the treatment of LAPC.

RenovoRx’s patent portfolio includes seven U.S. patents for its technology. RenovoRx has been granted Orphan Drug Designation for intra-arterial delivery of gemcitabine for the treatment of both pancreatic cancer and bile duct cancer.

RenovoRx won the Drug Delivery Technology category of the Fierce Innovation Awards – Life Sciences Edition 2020 for its RenovoTAMP technology.

Learn more by visiting the RenovoRx website or following us on Facebook, LinkedIn and Twitter.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, including but not limited to statements regarding our clinical trials and studies, including anticipated timing, statements regarding the potential of RenovoTAMP™, RenovoCath® or RenovoGem™ or regarding our ongoing TIGeR-PaC Phase 3 clinical trial in LAPC, and statements regarding the potential for our product candidates to treat or provide clinically meaningful outcomes for certain medical conditions or diseases. Statements that are not purely historical are forward-looking statements. The forward-looking statements contained herein are based upon our current expectations and beliefs regarding future events, many of which, by their nature, are inherently uncertain, outside of our control and involve assumptions that may never materialize or may prove to be incorrect. These may include estimates, projections and statements relating to our research and development plans, clinical trials, therapy platform, business plans, objectives and expected operating results, which are based on current expectations and assumptions that are subject to known and unknown risks and uncertainties that may cause actual results to differ materially from those expressed or implied by these forward-looking statements. These statements may be identified using words such as “may,” “expects,” “plans,” “aims,” “anticipates,” “believes,” “forecasts,” “estimates,” “intends,” and “potential,” or the negative of these terms or other comparable terminology regarding RenovoRx’s expectations strategy, plans or intentions, although not all forward-looking statements contain these words. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, that could cause actual events to differ materially from those projected or indicated by such statements, including, among other things: the timing of the initiation, progress and potential results of our preclinical studies, clinical trials and our research programs; our ability to use and expand our therapy platform to build a pipeline of product candidates; our ability to advance product candidates into, and successfully complete, clinical trials; the timing or likelihood of regulatory filings and approvals; our estimates of the number of patients who suffer from the diseases we are targeting and the number of patients that may enroll in our clinical trials; the commercialization potential of our product candidates, if approved; our ability and the potential to successfully manufacture and supply our product candidates for clinical trials and for commercial use, if approved; future strategic arrangements and/or collaborations and the potential benefits of such arrangements; our estimates regarding expenses, future revenue, capital requirements and needs for additional financing and our ability to obtain additional capital; the sufficiency of our existing cash and cash equivalents to fund our future operating expenses and capital expenditure requirements; our ability to retain the continued service of our key personnel and to identify, hire and retain additional qualified personnel; the implementation of our strategic plans for our business and product candidates; the scope of protection we are able to establish and maintain for intellectual property rights, including our therapy platform, product candidates and research programs; our ability to contract with third-party suppliers and manufacturers and their ability to perform adequately; the pricing, coverage and reimbursement of our product candidates, if approved; developments relating to our competitors and our industry, including competing product candidates and therapies; negative impacts of the ongoing COVID-19 pandemic on our operations; and other risks. Information regarding the foregoing and additional risks may be found in the section entitled “Risk Factors” in documents that we file from time to time with the Securities and Exchange Commission.

Forward-looking statements included herein are made as of the date hereof, and RenovoRx does not undertake any obligation to update publicly such forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Company Contact:

RenovoRx, Inc.

Shaun R. Bagai, CEO

James Ahlers, CFO

Investor Contact:

KCSA Strategic Communications

Valter Pinto or Jack Perkins

T :212-896-1254

renovorx@kcsa.com

Media Contact :

Knight Marketing Communications, Ltd.

Kevin Knight

T: 206-451-4823

kknightpr@gmail.com